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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                                  ------------


                               724 SOLUTIONS INC.
               (Exact name of registrant as specified in charter)

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
       ONTARIO, CANADA                 000-31146                      INAPPLICABLE
----------------------------    --------------------------   --------------------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
      of Incorporation)
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                          4101 Yonge Street, Suite 702
                             Toronto, Canada M2P 1N6
                    (Address of principal executive offices)

                                 (416) 226-2900
                (Registrant's telephone no., including area code)



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         ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         Exhibit 99.1 Press Release, dated April 23, 2003.


         ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

         On April 23, 2003, 724 Solutions Inc. (the "Company") announced via press release the Company's preliminary results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

         The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission effective March 28, 2003. The Company believes that the presentation of pro forma numbers is useful to investors because such information excludes accounting charges associated with the Company's past acquisitions, depreciation charges and non-recurring charges with a view to providing investors with insight into the Company's operating costs. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 724 SOLUTIONS INC.



                                 By:   /s/ Glenn Barrett
                                    --------------------------------------
                                    Name: Glenn Barrett
                                    Title: Chief Financial Officer and
                                    Senior Vice President, Corporate Services


Date:  April 23, 2003